                                                                   EXHIBIT 10.31

                               FIFTH AMENDMENT TO
                               ------------------
            AMENDED AND RESTATED SENIOR SUBORDINATED NOTE AGREEMENT
            -------------------------------------------------------


          THIS FIFTH AMENDMENT TO AMENDED AND RESTATED SENIOR SUBORDINATED NOTE AGREEMENT (the "Amendment"), dated as of August ___, 1995, is by and among STEVENS INTERNATIONAL, INC., a Delaware corporation f/k/a Stevens Graphics Corporation ("Company"), and AETNA LIFE INSURANCE COMPANY ("Aetna"), THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK, AND MONY LIFE INSURANCE COMPANY OF AMERICA ("MONY") (each such insurance company, together with its successors and assigns, being hereinafter referred to individually as a "Purchaser," and collectively as the "Purchasers"), and each corporation listed on the signature pages hereof under the heading "Guarantors" (each such corporation, together with any other person or entity that guarantees payment of the hereinafter defined Notes being hereinafter referred to individually as a "Guarantor," and collectively as the "Guarantors").

                                R E C I T A L S:

          A. The Company, the Purchasers and the Guarantors heretofore entered into that certain Amended and Restated Senior Subordinated Note Agreement (as amended, the "Note Agreement") dated as of March 27, 1993, as amended by that certain First Amendment and Waiver dated as of July 8, 1992, Second Amendment and Waiver dated as of June 30, 1993, Third Amendment and Waiver dated as of August 5, 1993 and Fourth Amendment to Amended and Restated Senior Subordinated Note Agreement dated as of April 26, 1994, pursuant to which the Purchasers purchased from the Company 12% Senior Subordinated Notes of the Company in an aggregate principal amount of $26,000,000.00 due December 31, 2000 (such notes, together with all extensions, renewals and modifications thereof, and all replacements and substitutions therefor, being hereinafter referred to as the "Notes").

          B. Pursuant to the Note Agreement, the Guarantors guaranteed to the Purchasers the payment and performance of the Notes and all other amounts payable by the Company under the Note Agreement.

          C. The Company, the Guarantors and the Purchasers now desire to amend the Note Agreement as herein set forth.

          NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                                   ---------

                                  Definitions
                                  -----------

          Section 1.1.  Definitions.  Capitalized terms used in this Amendment,
                        -----------
to the extent not otherwise defined herein, shall have the same meanings as in the Note Agreement, as amended hereby.


                                  ARTICLE II
                                  ----------

                                  Amendments
                                  ----------

          Section 2.1.  Amendment to Funded Debt Covenant.  Effective as of the
                        ---------------------------------
date hereof, Section 4.2(d) of the Note Agreement is hereby amended to delete from the end thereof the following paragraph:

          On and after April 26, 1996, if the Purchasers have released their Liens on the Collateral pursuant to Section 9.3 hereof, then the Company will not, and will not permit any Operating Subsidiary to, incur, assume or otherwise become or remain liable with respect to any unsecured Funded Debt in an amount greater than the remainder of $25,000,000.00, minus the
                                                                -----
     principal balance of the Notes outstanding from time to time.

     Section 2.2.  Amendment to Security Covenant.  Effective as of the date
                   ------------------------------
hereof, Section 9.3 of the Note Agreement is hereby deleted.

     Section 2.3.   References in Subordinated Documents.  All references in the
                    ------------------------------------
other Subordinated Documents are hereby modified and amended wherever necessary to reflect the purpose and intent of the modifications to the Note Agreement referenced in Sections 2.1 and 2.2 above.


                                  ARTICLE III
                                  -----------

                              Conditions Precedent
                              --------------------

     Section 3.1.   Conditions.  The effectiveness of this Amendment is subject
                    ----------
to the satisfaction of the following conditions precedent:

     (a) Purchasers shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Purchasers:

               (1) Resolutions.  Resolutions of the Board of Directors of the
                   -----------
     Company and each Guarantor certified by the Secretary or an Assistant Secretary of the Company

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

     and each Guarantor which authorize the execution, delivery and performance by such Person of this Amendment;

               (2)  Incumbency.  A certificate of incumbency certified by the
                    ----------
     Secretary or an Assistant Secretary of the Company and each Guarantor certifying the names of the officers of such Person authorized to sign this Amendment together with specimen signatures of such officers;

               (3) Articles of Incorporation.  The articles of incorporation for
                   -------------------------
     the Company and each Guarantor certified by the appropriate government official of the state of incorporation for such Person within thirty (30) days prior to the date of this Amendment;

               (4) Bylaws.  The bylaws of the Company and each Guarantor
                   ------
     certified by the Secretary or an Assistant Secretary of such Person;

               (5) Government Certificates.  Certificates of the appropriate
                   -----------------------
     government officials of the state of incorporation of the Company and each Guarantor as to the existence and good standing of such Person, each dated within thirty (30) days prior to the date of this Amendment.

     (b) The Company, the Senior Agent, the Purchasers and others shall have entered into a First Amendment to the Amended and Restated Subordination and Intercreditor Agreement.

     (c) The representations and warranties contained herein and in all other Subordinated Documents, as amended, shall be true and correct as of the date hereof as if made on the date hereof.

     (d) No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default.

     (e) As compensation for the agreements contained herein, Aetna shall have received the sum of $25,000.00 and MONY shall have received the sum of $25,000.00.

     (f) The Purchasers shall have received copies of the documents evidencing the Senior Debt.


                                   ARTICLE IV
                                   ----------

                 Ratifications, Representations and Warranties
                 ---------------------------------------------

     Section 4.1.   Ratification.  The terms and provisions set forth in this
                    ------------
Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Note Agreement and


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

except as expressly modified and superseded by this Amendment, the terms and provisions of the Note Agreement and the other Subordinated Documents are ratified and confirmed and shall continue in full force and effect. The Company, the Guarantors and the Purchasers agree that the Note Agreement as amended hereby and the other Subordinated Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     Section 4.2.  Representations and Warranties.  The Company hereby
                   ------------------------------
represents and warrants to the Purchasers that (i) the execution, delivery and performance of this Amendment and any and all other Subordinated Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Company and will not violate the articles of incorporation or bylaws of the Company, (ii) the representations and warranties contained in the Note Agreement, as amended hereby, and any other Subordinated Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (iv) the Company is in compliance with all covenants and agreements contained in the Note Agreement as amended hereby.

                                   ARTICLE V
                                   ---------

                                 Miscellaneous
                                 -------------

     Section 5.1.  Reference to Agreement.  Each of the Subordinated Documents,
                   ----------------------
including the Note Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Note Agreement as amended hereby, are hereby amended so that any reference in such Subordinated Documents to the Note Agreement shall mean a reference to the Note Agreement as amended hereby.

     Section 5.2  Severability.  Any provision of this Amendment held by a court
                  ------------
of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 5.3  APPLICABLE LAW.  THIS AMENDMENT AND ALL OTHER SUBORDINATED
                  --------------
DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN NEW YORK, NEW YORK, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 5.6  Successors and Assigns.  This Amendment is binding upon and
                  ----------------------
shall inure to the benefit of the Purchasers, the Company, and the Guarantors and their respective successors and assigns, except neither the Company nor any Guarantor may assign or transfer

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

any of their respective rights or obligations hereunder without the prior written consent of the Purchasers.

     Section 5.7  Counterparts.  This Amendment may be executed in one or more
                  ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Telecopies of signatures shall be binding and effective as originals.

     Section 5.8  Effect of Waiver.  No consent or waiver, express or implied,
                  ----------------
by the Purchasers to or for any breach of or deviation from any covenant, condition or duty by Company or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

     Section 5.9  Non-Application of Chapter 15 of Texas Credit Code.  The
                  --------------------------------------------------
provisions of Chapter 15 of the Texas Credit Code (Vernon's Annotated Texas Statutes, Article 5069-15) are specifically declared by the parties not to be applicable to this Amendment or any of the Subordinated Documents or the transactions contemplated hereby.

     Section 5.10  ENTIRE AGREEMENT.  THIS AMENDMENT AND ALL OTHER INSTRUMENTS,
                   ----------------
DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                         STEVENS INTERNATIONAL, INC.:
                         ---------------------------


                         By: /s/ (SIGNATURE TO COME)
                            ---------------------------------------
                         Name:
                              -------------------------------------
                         Title:
                               ------------------------------------


                         GUARANTORS:
                         ----------

                         HAMILTON-STEVENS GROUP, INC.


                         By: /s/ (SIGNATURE TO COME)
                            ---------------------------------------
                         Name:
                              -------------------------------------
                         Title:
                               ------------------------------------


                         ZERAND-BERNAL GROUP, INC.

                         By: /s/ (SIGNATURE TO COME)
                            ---------------------------------------
                         Name:
                              -------------------------------------
                         Title:
                               ------------------------------------

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

                         PMC LIQUIDATION, INC.


                         By: /s/ (SIGNATURE TO COME)
                            ---------------------------------------
                         Name:
                              -------------------------------------
                         Title:
                               ------------------------------------


                         PRINTING & PACKAGING EQUIPMENT
                         FINANCE CORPORATION


                         By: /s/ W. Scott McLain
                            ---------------------------------------
                         Name: W. Scott McLain
                              -------------------------------------
                         Title: Treasurer
                               ------------------------------------


                         STEVENS SECURITIES SYSTEMS
                         INTERNATIONAL, INC.


                         By: /s/ (SIGNATURE TO COME)
                            ---------------------------------------
                         Name:
                              -------------------------------------
                         Title:
                               ------------------------------------


                         PURCHASERS:
                         ----------

                         AETNA LIFE INSURANCE COMPANY


                         By: /s/ Teresa H. Lawton
                            ---------------------------------------
                         Name: Teresa H. Lawton
                              -------------------------------------
                         Title: Investment Manager
                               ------------------------------------

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

                         THE MUTUAL LIFE INSURANCE COMPANY
                         OF NEW YORK

                         By: /s/ Frank G. Simunek
                            ---------------------------------------
                         Name: Frank G. Simunek
                              -------------------------------------
                         Title: Managing Director
                               ------------------------------------


                         MONY LIFE INSURANCE COMPANY
                         OF AMERICA


                         By: /s/ Frank G. Simunek
                            ---------------------------------------
                         Name: Frank G. Simunek
                              -------------------------------------
                         Title: Authorized Agent
                               ------------------------------------

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